UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2016

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 7, 2016, RespireRx Pharmaceuticals Inc. (the “Company”) entered into an Exchange Agreement (the “Unit Exchange Agreement”) with James S. J. Manuso, Ph.D., its President and Chief Operating Officer, whereby Dr. Manuso exchanged the Warrant to purchase up to 23,775,558 shares of the Company’s Common Stock (the “Exchanged Warrant”) that he had obtained in the Company’s offering (the “Unit Offering”) on August 28, 2015 and cash in the amount of $178,317 for 11,887,779 shares of the Company’s Common Stock, par value $0.001 (“Common Stock”) and a new warrant (the “New Warrant”). The Unit Offering, was entered into with several accredited investors (each a “Unit Offering Purchaser”) during the period from August through November 2015, and involved the sale of units, with each unit consisting of (i) one share of the Company’s Common Stock, and (ii) one Warrant to purchase two additional shares of Common Stock (each a “Warrant” and collectively, the “Warrants”). Those Warrants are exercisable until 5:00 p.m. on September 30, 2020 and may be exercised at the Per Unit Price of $0.02103 for each share of Common Stock to be acquired upon exercise. A copy of the Purchase Agreement, including the form of Warrant, used in the Unit Offering was filed by the Company as Exhibit 10.1 to its Current Report on Form 8-K filed August 31, 2015.

The New Warrant provides for the purchase of up to 11,887,779 shares of Common Stock, half as many shares of Common Stock as the Exchanged Warrant, has the same expiration date as the Exchanged Warrant of September 2020, and may be exercised at a price of $0.015 for each share of Common Stock. The New Warrant also permits cashless exercise. Like the Exchanged Warrant, in the case of an acquisition in which the Company is not the surviving entity, the holder of the New Warrant would receive from any surviving entity or successor to the Company, in exchange for the New Warrant, a replacement warrant from the surviving entity or successor to the Company, substantially in the form of the existing New Warrant and with an exercise price adjusted to reflect the nearest equivalent exercise price of common stock (or other applicable equity interest) of the surviving entity that would reflect the economic value of the New Warrant, but in the surviving entity.

This description of the Unit Exchange Agreement and the New Warrant does not purport to be complete and is qualified in its entirety by reference to the form of Unit Exchange Agreement (including the Form of New Warrant attached as Exhibit A thereto), a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The Company may subsequently enter into similar exchanges with other holders of Warrants issued in the Unit Offering, though no assurance can be provided that this will occur.

On April 8, 2016, the Company entered into Exchange Agreements (each a “Note Exchange Agreement”) with certain Note Offering Purchasers (as defined below) whereby the Note Offering Purchasers exchanged the 10% Convertible Notes (“Notes”), Warrants issued in connection therewith (“Note Offering Warrants”) and extension warrants issued in connection thereto (“Extension Warrants” and, together with the Notes and the Note Offering Warrants, the “Securities”), that such Note Offering Purchasers had obtained in or in connection with the Company’s offering (the “Note Offering”) on November 5, 2014 and cash in the amount of $32,805 in the aggregate, for an aggregate of 5,130,336 shares of the Company’s Common Stock. In the aggregate, $48,837 principal amount and accrued interest of Notes, Note Offering Warrants to purchase 1,214,286 shares of Common Stock and Extension Warrants to purchase 660,268 shares of Common Stock were exchanged and cancelled as a result of these transactions. The Note Offering, was entered into with several accredited investors (each a “Note Offering Purchaser”) during the period from November 2014 through February 2015, and involved the sale of Notes and Note Offering Warrants. The Notes initially matured and Note Offering Warrants were initially exercisable through September 15, 2015; however, on August 13, 2015, the Company elected, pursuant to the terms of the Notes, to extend the maturity date of the Notes to September 15, 2016, and to issue the Extension Warrants on and as of September 15, 2015. Concurrently with that election, the Company extended the term of the Note Offering Warrants to September 15, 2016. A copy of the Purchase Agreement, including the form of Note and form of Warrant, used in the Note Offering was filed by the Company as Exhibit 10.1 to its Current Report on Form 8-K filed November 12, 2014.

This description of the Note Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Note Exchange Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The Company may subsequently enter into similar exchanges with other holders of Securities issued in and in connection with the Note Offering, though no assurance can be provided that this will occur.

The shares of Common Stock and the New Warrant issued in exchange for Exchanged Warrant and cash, and the shares of Common Stock issued in exchange for the Securities and cash were offered and exchanged without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as provided in Rule 506(b) of Regulation D promulgated thereunder. None of the shares of Common Stock issued in the exchanges described above, the New Warrant, or the Common Stock issuable upon exercise of the New Warrant have been registered under the Securities Act or any other applicable securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The purchasers of shares of Common Stock and New Warrant sold in the exchanges described above made representations to the Company that they met the accredited investor definition of Rule 501 of the Securities Act, and the Company relied on such representations. The offer and sale of the shares of Common Stock and New Warrant in the exchanges were made in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act as provided in Rule 506(b) of Regulation D promulgated thereunder. The offering of the shares of Common Stock and New Warrant in the exchanges were made to existing security holders of the Company and were not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by any investor in connection with the offering. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

A list of exhibits required to be filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

Cautionary Statement

Statements in this report that are “forward-looking statements” within the meaning of the federal securities laws, including the Company’s expectations and beliefs about its recording of revenue and the effects of any misreporting on its financial statements, are based on currently available information. Terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will” or similar statements or variations of such terms are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. These forward-looking are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities in 2016 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks include the risks referenced in the Company’s current Annual Report on Form 10-K or as may be described from time to time in the Company’s subsequent filings with the United States Securities and Exchange Commission; and such factors are incorporated by reference herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2016	RESPIRERX PHARMACEUTICALS INC. (Registrant)

	By:	/s/ James S. J. Manuso
James S. J. Manuso President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Form of Unit Exchange Agreement (including the Form of Warrant).

10.2	Form of Note Exchange Agreement.